UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22041
Gabelli 787 Fund, Inc.
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: October 31
Date of reporting period: October 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
Gabelli Enterprise Mergers and Acquisitions Fund
Annual Report
October 31, 2010
¶ ¶ ¶ ¶ ¶
Morningstar® rated the Gabelli Enterprise Mergers and Acquisitions Fund Class AAA Shares 5 stars overall and 5 stars for the three and five year periods ended October 31, 2010 among 368, 368, and 303 Mid-Cap Blend funds, respectively.
To Our Shareholders,
     For the fiscal year ended October 31, 2010, the net asset value (“NAV”) per share of The Gabelli Enterprise Mergers and Acquisitions Fund’s (the “Fund”) Class A Share rose 12.9% compared with the Standard & Poor’s (“S&P”) 500 Index increase of 16.5%.
COMMENTARY
Deals...Deals...and More Deals
     As we had previously reported, merger and acquisitions (“M&A”) involving U.S. companies totaled $275.1 billion in the first calendar quarter, almost a 60% increase from the same quarter a year earlier. This growth offset continued weakness in Europe, where deal activity totaled $199.7 billion, the third consecutive year in which first quarter M&A declined since its peak in 2007.
     During the third quarter of 2010, the M&A market was more active than it has been in the past two years. As reported by Citi in its “Executive M&A Summary,” global announced M&A volume in the third quarter totaled $677 billion, up more than 20% compared with the second quarter of 2010.
     Overseas cross border M&A activity rose significantly, with $333 billion of deals announced, including fifty-five transactions greater than $1 billion. The most active overseas M&A activity in the third quarter occurred in Europe, which accounted for nearly one third of deal activity. The emerging markets grew as well, with nearly twice as many deals valued at over $500 million involving developing nations.
     Numerous sectors saw increased deal making in the third quarter, including technology, power and utilities, industrials, healthcare, and financial companies. We saw a pickup in hostile offers, such as BHP’s $43 billion bid for Potash (0.2% of net assets as of October 31, 2010), and Sanofi-Aventis’ $18.5 billion bid for Genzyme (0.5%).
Selected Stock Holdings
     The following are stock specifics on selected holdings held by the Fund during the year.
     Chattem Inc., manufactures and markets a broad portfolio of branded over the counter healthcare products, toiletries, and dietary supplements. On December 21, 2009, the company entered into an agreement to be acquired by Sanofi-Aventis for $93.50 per share, a 33.6% premium to where the stock had been trading. The deal, valued at $1.9 billion, was done by tender offer and closed on February 8, 2010.

     FGX International Holdings Ltd., designs and markets non-prescription reading glasses and sunglasses in North America. On December 16, 2009, the company announced that it had entered into an agreement with Essilor International to be acquired for $19.75 per share, a total value of roughly $575 million. The deal closed on March 15, 2010.
     Arriva plc, the large transportation company based in England, offers transportation services, including trains and buses, in twelve European countries. On April 22, 2010, the company received an all cash offer from German transportation operator Deutsche Bahn of 775 pence per share in cash, valuing the company at 1.59 billion GBP. After receiving all the required regulatory approvals, the deal closed on August 31, 2010.
     AmeriCredit Corp. is an independent automobile finance company that provides financing solutions indirectly through auto dealers across the United States. On July 22, 2010, the company announced that it had entered into an agreement with General Motors to be acquired for $24.50 per share. The merger, which was valued at roughly $3.5 billion, closed on October 1, 2010.
     Netezza Corp. (4.1%) (NZ — $26.96 — NYSE) provides data warehouse appliances and various software products for a broad range of client bases. On September 20, 2010, the company announced that it had entered into an agreement with IBM Corp. (IBM) to be acquired for $27.00 per share. The deal, valued at approximately $1.7 billion was subject to regulatory approvals and a shareholder vote. The deal closed November 11, 2010.
     FASTWEB SpA (1.3%) (FWB IM — $25.01 — Milan Stock Exchange), based in Milan, is an Italian telecommunications company that provides telecom services to the major metro areas of Italy and surrounding smaller cities. On September 8, 2010, the company received a public takeover offer from majority shareholder Swisscom AG for 18 Euros per share in cash as Swisscom aimed to acquire the remaining 17.9% of FASTWEB it did not already own. Pending the required regulatory approvals, the deal is expected to close by the end of December, 2010.

Sincerely yours,

Bruce N. Alpert
December 17, 2010	President

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Hollow stars indicate Morningstar’s use of Extended Performance. Extended Performance is an estimate based on the performance of the fund’s oldest share class, adjusted for fees.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ENTERPRISE MERGERS
AND ACQUISITIONS FUND CLASS A SHARES AND THE S&P 500 INDEX (Unaudited)
Comparative Results
Average Annual Returns through October 31, 2010 (a) (Unaudited)

			Calendar								Since
			Year to								Inception
	Quarter		Date		1 Year		3 Year		5 Year		(2/28/01)
Gabelli Enterprise Mergers and Acquisitions Fund Class AAA	4.17%		6.55%		13.03%		(2.40)%		3.35%		4.02%
Class A	4.07		6.44		12.93		(2.44)		3.33		4.01
	(1.92	)(b)	0.32	(b)	6.43	(b)	(4.34	)(b)	2.12	(b)	3.38 (b)
Class B	3.82		5.84		12.29		(2.97)		2.76		3.44
	(1.18	)(c)	0.84	(c)	7.29	(c)	(3.95	)(c)	2.40	(c)	3.44
Class C	3.93		5.96		12.36		(2.96)		2.77		3.44
	2.93	(d)	4.96	(d)	11.36	(d)	(2.96)		2.77		3.44
Class Y	4.13		6.87		13.49		(1.99)		3.80		4.48
S&P 500 Index	7.97		7.86		16.54		(6.48)		1.74		1.42
In the current prospectus, the Fund’s expense ratios are 1.54%, 1.74%, 2.29%, 2.29%, and 1.29% for the Class AAA, A, B, C, and Y Shares, respectively. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index. The Class A Shares’ net asset values (“NAVs”) are used to calculate the performance for the periods prior to the issuance of the Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher than the returns of the Class A Shares due to lower expenses.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Performance results include the deferred sales charges for the Class B Shares upon redemption at the end of the quarter, year to date, one year, three year, and five year periods of 5%, 5%, 5%, 3%, and 2%, respectively, of the Fund’s NAV per share at the time of purchase or sale, whichever is lower. Class B Shares are not available for new purchases.

(d)	Performance results include the deferred sales charges for the Class C Shares at the end of the quarter, year to date, and one year periods of 1% of the Fund’s NAV per share at the time of purchase or sale, whichever is lower.

Gabelli Enterprise Mergers and Acquisitions Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from May 1, 2010 through October 31, 2010	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended October 31, 2010.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	05/01/10	10/31/10	Ratio	Period*
Gabelli Enterprise Mergers and Acquisitions Fund
Actual Fund Return
Class AAA	$1,000.00	$1,025.00	1.51%	$7.71
Class A	$1,000.00	$1,023.00	1.68%	$8.57
Class B	$1,000.00	$1,019.80	2.22%	$11.30
Class C	$1,000.00	$1,020.90	2.23%	$11.36
Class Y	$1,000.00	$1,025.20	1.23%	$6.28
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.59	1.51%	$7.68
Class A	$1,000.00	$1,016.74	1.68%	$8.54
Class B	$1,000.00	$1,014.01	2.22%	$11.27
Class C	$1,000.00	$1,013.96	2.23%	$11.32
Class Y	$1,000.00	$1,019.00	1.23%	$6.26

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of net assets as of October 31, 2010:
Gabelli Enterprise Mergers and Acquisitions Fund

U.S. Government Obligations	34.3%
Information Technology	21.8%
Health Care	8.6%
Industrials	6.4%
Consumer Staples	6.3%
Materials	5.7%
Telecommunication Services	4.7%
Consumer Discretionary	4.6%
Utilities	3.0%
Financials	2.6%
Energy	0.8%
Biotechnology	0.0%
Other Assets and Liabilities (Net)	1.2%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended July 31, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the schedule of investments, will be available on our website at www.gabelli.com/funds.

Gabelli Enterprise Mergers and Acquisitions Fund
Schedule of Investments — October 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 64.5%
	INFORMATION TECHNOLOGY — 21.8%
	Communications Equipment — 3.2%
300	ActivIdentity Corp.†	$967	$969
561,000	ADC Telecommunications Inc.†	7,090,612	7,119,090
10,000	Emulex Corp.†	90,959	114,000

		7,182,538	7,234,059

	Computers and Peripherals — 4.5%
8,000	Diebold Inc.	236,960	245,200
52,000	Intermec Inc.†	1,015,601	605,800
350,000	Netezza Corp.†	9,429,486	9,436,000
1,000	SanDisk Corp.†	7,045	37,580
1,500	Seagate Technology plc†	22,305	21,975

		10,711,397	10,346,555

	Electrical Equipment and Instruments — 4.2%
13,000	CommScope Inc.†	407,570	411,580
10,000	GTSI Corp.†	49,067	45,900
140,000	Keithley Instruments Inc.	3,025,640	3,021,200
350,000	L-1 Identity Solutions Inc.†	4,115,238	4,126,500
55,700	Nu Horizons Electronics Corp.†	387,088	387,672
15,200	Oce NV†	175,104	166,071
6,000	Park Electrochemical Corp.	148,778	162,000
9,000	Smartrac NV†	228,287	249,523
22,000	Tyco Electronics Ltd.	836,583	696,960
35,000	Zygo Corp.†	316,417	374,500

		9,689,772	9,641,906

	Internet Software and Services — 1.2%
14,000	IAC/InterActiveCorp.†	368,229	390,600
1,000	Internet Brands Inc., Cl. A†	13,355	13,240
10,000	Novell Inc.†	59,270	59,300
145,000	Yahoo! Inc.†	4,028,171	2,393,950

		4,469,025	2,857,090

	IT Services — 0.3%
61,058	Diamond Management & Technology Consultants Inc.	762,287	761,393

	Semiconductors and Semiconductor Equipment — 1.1%
110,239	Actel Corp.†	2,304,808	2,299,586
4,000	International Rectifier Corp.†	63,912	92,920
16,000	MoSys Inc.†	63,910	75,680

		2,432,630	2,468,186

	Software — 7.3%
15,000	FalconStor Software Inc.†	92,214	41,100
2,830	GSE Systems Inc.†	3,254	10,131
300,000	McAfee Inc.†	14,159,558	14,190,000
295,000	Misys plc†	1,270,630	1,330,166
20,000	Phoenix Technologies Ltd.†	80,100	82,400
90,000	Take-Two Interactive Software Inc.†	1,418,934	959,400

		17,024,690	16,613,197

	TOTAL INFORMATION TECHNOLOGY	52,272,339	49,922,386

	HEALTH CARE — 8.6%
	Biotechnology — 1.3%
10,000	Biogen Idec Inc.†	550,350	627,100
25,000	Crucell NV†	828,795	808,988
6,000	Crucell NV, ADR†	191,730	194,460
16,000	Genzyme Corp.†	1,124,867	1,154,080
40,000	Indevus Pharmaceuticals Inc., Escrow† (a)	0	44,000
8,000	Talecris Biotherapeutics Holdings Corp.†	170,689	196,160

		2,866,431	3,024,788

	Health Care Equipment and Supplies — 2.3%
10,000	AGA Medical Holdings Inc.†	207,040	207,500
14,000	Alcon Inc.	2,143,004	2,348,080
50,000	ArthroCare Corp.†	1,054,107	1,364,000
5,000	Beckman Coulter Inc.	268,713	266,200
130,000	Clarient Inc.†	648,037	648,700
2,000	Osteotech Inc.†	12,910	12,980
25,300	OTIX Global Inc.†	212,740	277,035
17,000	RTI Biologics Inc.†	91,495	41,990
1,500	Young Innovations Inc.	42,186	41,655

		4,680,232	5,208,140

	Health Care Providers and Services — 1.4%
1,000	Chemed Corp.	30,478	58,940
10,000	NightHawk Radiology Holdings Inc.†	63,899	64,100
60,000	Psychiatric Solutions Inc.†	1,970,407	2,022,000
79,800	Res-Care Inc.†	1,054,047	1,055,754

		3,118,831	3,200,794

	Life Sciences Tools and Services — 1.1%
153,000	WuXi PharmaTech (Cayman) Inc., ADR†	2,901,866	2,521,440

	Pharmaceuticals — 2.5%
500	Actelion Ltd.†	25,874	24,953
26,000	Allergan Inc.	1,494,006	1,882,660
5,000	BMP Sunstone Corp.†	49,215	49,200
25,000	Bristol-Myers Squibb Co.	581,710	672,500
220,000	King Pharmaceuticals Inc.†	3,120,750	3,110,800
1,780	Valeant Pharmaceuticals International Inc.	45,717	49,146

		5,317,272	5,789,259

	TOTAL HEALTH CARE	18,884,632	19,744,421

	INDUSTRIALS — 6.4%
	Aerospace and Defense — 2.3%
275,000	Herley Industries Inc.†	4,087,999	4,567,750
30,000	Kaman Corp.	864,782	808,500

		4,952,781	5,376,250

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Schedule of Investments (Continued) — October 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
	Airlines — 0.3%
5,000	AirTran Holdings Inc.†	$36,975	$37,000
100,000	ExpressJet Holdings Inc.†	666,587	673,000

		703,562	710,000

	Automotive — 1.3%
19,500	Dollar Thrifty Automotive Group Inc.†	918,277	904,800
42,000	Navistar International Corp.†	1,022,999	2,023,560

		1,941,276	2,928,360

	Building Products — 0.7%
140,000	Griffon Corp.†	1,190,000	1,650,600

	Commercial Services and Supplies — 0.9%
180,000	Bowne & Co. Inc.	2,025,528	2,043,000
5,000	Rollins Inc.	22,545	130,250

		2,048,073	2,173,250

	Machinery — 0.6%
55,000	Baldwin Technology Co. Inc., Cl. A†	163,182	58,300
8,000	CIRCOR International Inc.	175,385	280,640
13,000	Exactech Inc.†	175,288	211,380
3,000	Munters AB	33,016	34,470
50,000	Thermadyne Holdings Corp.†	755,367	754,000

		1,302,238	1,338,790

	Railroads — 0.2%
12,000	GATX Corp.	409,711	379,920

	Transportation — 0.1%
500	American Commercial Lines Inc.†	16,902	16,575
4,800	Dynamex Inc.†	101,264	101,472

		118,166	118,047

	TOTAL INDUSTRIALS	12,665,807	14,675,217

	CONSUMER STAPLES — 6.3%
	Food and Staples Retailing — 1.0%
33,154	Casey’s General Stores Inc.	1,307,310	1,374,565
600	Massmart Holdings Ltd.	12,943	12,202
4,000	Spartan Stores Inc.	14,980	59,800
12,000	The Great Atlantic & Pacific Tea Co. Inc.†	49,333	41,280
32,000	Village Super Market Inc., Cl. A	731,026	934,400

		2,115,592	2,422,247

	Food Products — 1.0%
2,000	Flowers Foods Inc.	10,669	50,960
15,000	Kraft Foods Inc., Cl. A	430,200	484,050
1,000	Menu Foods Income Fund†	4,650	4,667
60,000	Sara Lee Corp.	851,116	859,800
32,000	Tootsie Roll Industries Inc.	763,789	840,000

		2,060,424	2,239,477

	Household Products — 0.5%
90,591	Cellu Tissue Holdings Inc.†	1,082,751	1,081,657

	Personal Products — 3.8%
215,000	Alberto-Culver Co.	7,737,751	8,017,350
20,000	Avon Products Inc.	626,569	609,000

		8,364,320	8,626,350

	TOTAL CONSUMER STAPLES	13,623,087	14,369,731

	MATERIALS — 5.7%
	Building Products — 0.1%
6,000	CIMPOR — Cimentos de Portugal SGPS SA	38,363	41,679
7,000	Texas Industries Inc.	228,877	239,190

		267,240	280,869

	Chemicals — 0.5%
6,500	Airgas Inc.	400,772	461,045
2,500	Potash Corp. of Saskatchewan Inc.	364,654	362,725
12,000	Sensient Technologies Corp.	286,574	387,720

		1,052,000	1,211,490

	Containers and Packaging — 3.9%
9,800	Greif Inc., Cl. B	522,923	568,400
375,000	Myers Industries Inc.	7,696,866	3,311,250
150,000	Pactiv Corp.†	4,877,645	4,977,000

		13,097,434	8,856,650

	Metals and Mining — 1.2%
119,000	Alcoa Inc.	1,922,163	1,562,470
122,000	Andean Resources Ltd.†	741,897	754,799
4,000	Camino Minerals Corp.†	749	1,706
200	Eramet	22,946	69,326
12,000	Gold Fields Ltd., ADR	150,406	189,240
10,000	Rock of Ages Corp.†	51,514	52,400
237	Royal Gold Inc.	10,539	11,828

		2,900,214	2,641,769

	TOTAL MATERIALS	17,316,888	12,990,778

	TELECOMMUNICATION SERVICES — 4.7%
	Diversified Telecommunications Services — 1.9%
280,000	Asia Satellite Telecommunications Holdings Ltd.	604,206	505,725
350,000	Cincinnati Bell Inc.†	1,744,382	857,500
120,000	Fastweb SpA†	2,736,871	3,001,294
1,000	ITC^DeltaCom Inc.†	2,947	2,995

		5,088,406	4,367,514

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Schedule of Investments (Continued) — October 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Wireless Telecommunications Services — 2.8%
13,000	Millicom International Cellular SA	$863,988	$1,229,800
2,000	Rogers Communications Inc., Cl. B	5,909	72,900
420,000	Sprint Nextel Corp.†	2,526,126	1,730,400
2,500	Syniverse Holdings Inc.†	76,450	76,225
8,000	Telephone & Data Systems Inc.	248,529	278,640
65,500	United States Cellular Corp.†	3,066,034	3,043,130

		6,787,036	6,431,095

	TOTAL TELECOMMUNICATION SERVICES	11,875,442	10,798,609

	CONSUMER DISCRETIONARY — 4.6%
	Auto Components — 0.2%
16,000	Tenneco Inc.†	50,954	521,920

	Diversified Consumer Services — 0.1%
50,000	Corinthian Colleges Inc.†	424,772	261,000

	Hotels, Restaurants, and Leisure — 0.6%
15,000	Boyd Gaming Corp.†	71,927	124,650
6,000	Churchill Downs Inc.	196,447	217,380
135,000	Dover Motorsports Inc.†	616,277	228,150
12,000	Gaylord Entertainment Co.†	144,691	400,080
160,000	Ladbrokes plc	516,529	337,905

		1,545,871	1,308,165

	Household Durables — 0.5%
21,000	Harman International Industries Inc.†	801,295	704,550
8,000	Nobility Homes Inc.†	155,027	75,840
13,000	Skyline Corp.	441,763	231,790

		1,398,085	1,012,180

	Media — 2.8%
105,000	Acme Communications Inc.†	254,510	106,050
2,000	Ascent Media Corp., Cl. A†	49,850	54,480
13,600	British Sky Broadcasting Group plc	142,069	153,961
140,000	Clear Channel Outdoor Holdings Inc., Cl. A†	2,198,924	1,663,200
80,000	Crown Media Holdings Inc., Cl. A†	537,982	233,600
4,000	Discovery Communications Inc., Cl. A†	57,024	178,440
4,000	Discovery Communications Inc., Cl. C†	39,809	155,440
25,000	DISH Network Corp., Cl. A	469,424	496,500
39,000	Fisher Communications Inc.†	1,492,593	712,920
254	Granite Broadcasting Corp.† (a)	0	0
30,000	Liberty Media Corp. — Capital, Cl. A†	362,607	1,726,200
2,500	Liberty Media Corp. — Starz, Cl. A†	66,562	163,800
13,000	Salem Communications Corp., Cl. A†	69,913	41,730
20,000	Shaw Communications Inc., Cl. B	265,164	427,600
48,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	746,643	255,536

		6,753,074	6,369,457

	Multiline Retail — 0.0%
3,000	Saks Inc.†	38,130	33,420

	Specialty Retail — 0.4%
85,000	Midas Inc.†	1,453,291	625,600
10,000	Pier 1 Imports Inc.†	63,663	86,800
14,100	Sally Beauty Holdings Inc.†	109,268	171,597

		1,626,222	883,997

	Textiles, Apparel, and Luxury Goods — 0.0%
10,000	Heelys Inc.†	31,460	26,800
600	The Gymboree Corp.†	38,977	39,036

		70,437	65,836

	TOTAL CONSUMER DISCRETIONARY	11,907,545	10,455,975

	UTILITIES — 3.0%
	Electric Utilities — 1.0%
5,000	Allegheny Energy Inc.	115,177	116,000
85,000	Endesa SA	3,456,927	2,355,426

		3,572,104	2,471,426

	Gas Utilities — 0.1%
5,000	Southwest Gas Corp.	129,025	173,800

	Independent Power Producers and Energy Traders — 0.4%
15,000	Dynegy Inc.†	69,860	69,600
2,032	Mirant Corp.†	6,369	21,560
75,000	Mirant Corp., Escrow† (a)	0	0
40,000	NRG Energy Inc.†	966,620	796,400

		1,042,849	887,560

	Multi-Utilities — 1.5%
22,000	CH Energy Group Inc.	938,409	999,900
57,267	GDF Suez, Strips	702	80
1,000	Integrys Energy Group Inc.	47,214	53,190
80,000	NorthWestern Corp.	2,283,378	2,381,600

		3,269,703	3,434,770

	TOTAL UTILITIES	8,013,681	6,967,556

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Schedule of Investments (Continued) — October 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	FINANCIALS — 2.6%
	Capital Markets — 0.6%
50,000	BKF Capital Group Inc.†	$200,759	$59,000
190,000	SWS Group Inc.	2,997,605	1,305,300

		3,198,364	1,364,300

	Commercial Banks — 0.0%
500	Deutsche Postbank AG†	16,077	17,412

	Consumer Finance — 0.9%
150,000	SLM Corp.†	3,228,672	1,785,000
8,000	The Student Loan Corp.	238,178	238,560

		3,466,850	2,023,560

	Insurance — 0.8%
3,000	Argo Group International Holdings Ltd.	80,520	104,070
78,000	CNA Surety Corp.†	1,218,130	1,501,500
2,500	First Mercury Financial Corp.	40,877	40,750
423	Wesco Financial Corp.	152,281	153,718

		1,491,808	1,800,038

	Real Estate Management and Development — 0.0%
500	ECO Business-Immobilien AG†	3,961	4,950

	Thrift and Mortgage Finance — 0.3%
10,000	New York Community Bancorp Inc.	165,939	169,300
45,000	NewAlliance Bancshares Inc.	610,895	580,050

		776,834	749,350

	TOTAL FINANCIALS	8,953,894	5,959,610

	ENERGY — 0.8%
	Energy Equipment and Services — 0.0%
696	Schlumberger Ltd.	40,753	48,643
2,000	T-3 Energy Services Inc.†	62,643	66,940

		103,396	115,583

	Oil, Gas, and Consumable Fuels — 0.8%
6,000	Anadarko Petroleum Corp.	302,796	369,420
200,000	Dragon Oil plc†	1,243,584	1,416,485
150,000	WesternZagros Resources Ltd.†	440,446	60,300

		1,986,826	1,846,205

	TOTAL ENERGY	2,090,222	1,961,788

	TOTAL COMMON STOCKS	157,603,537	147,846,071

	RIGHTS — 0.0%
	BIOTECHNOLOGY — 0.0%
5,000	Celgene Corp., CVR†	26,500	24,250

	HEALTH CARE — 0.0%
6,000	Fresenius Kabi Pharmaceuticals Holding Inc., CVR, expire 12/31/10†	0	280

	TOTAL RIGHTS	26,500	24,530

	WARRANTS — 0.0%
	CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
636	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0	1
636	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	0

		0	1

	TOTAL CONSUMER DISCRETIONARY	0	1

	UTILITIES — 0.0%
	Independent Power Producers and Energy Traders — 0.0%
6,526	Mirant Corp., Ser. A, expire 01/03/11†	8,798	131

	TOTAL WARRANTS	8,798	132

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 34.3%
	U.S. Treasury Bills — 34.3%
$78,582,000	U.S. Treasury Bills, 0.110% to 0.230%††, 11/12/10 to 04/21/11	78,561,602	78,565,854

	TOTAL U.S. GOVERNMENT OBLIGATIONS	78,561,602	78,565,854

	TOTAL INVESTMENTS — 98.8%	$236,200,437	226,436,587

	Other Assets and Liabilities (Net) — 1.2%		2,674,826

	NET ASSETS — 100.0%		$229,111,413

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At October 31, 2010, the market value of fair valued securities amounted to $44,001 or 0.02% of net assets.

†	Non-income producing security.

†† ADR CVR	Represents annualized yield at date of purchase. American Depositary Receipt Contingent Value Right
See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Statement of Assets and Liabilities
October 31, 2010

Assets:
Investments, at value (cost $236,200,437)	$226,436,587
Foreign currency, at value (cost $19,694)	19,625
Receivable for investments sold	3,624,345
Receivable for Fund shares sold	1,144,434
Dividends and interest receivable	77,555
Prepaid expenses	32,833

Total Assets	231,335,379

Liabilities:
Payable to custodian	79
Payable for investments purchased	1,453,422
Payable for Fund shares redeemed	285,851
Payable for investment advisory fees	179,179
Payable for distribution fees	106,020
Payable for accounting fees	11,250
Other accrued expenses	188,165

Total Liabilities	2,223,966

Net Assets applicable to 22,593,101 shares outstanding	$229,111,413

Net Assets Consist of:
Paid-in capital	$297,636,088
Accumulated net investment loss	(21,546)
Accumulated net realized loss on investments and foreign currency transactions	(58,997,211)
Net unrealized depreciation on investments	(9,763,850)
Net unrealized appreciation on foreign currency translations	257,932

Net Assets	$229,111,413

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($571,585 ÷ 55,789 shares outstanding; 100,000,000 shares authorized)	$10.25

Class A:
Net Asset Value and redemption price per share ( $124,636,680 ÷ 12,171,314 shares outstanding; 200,000,000 shares authorized)	$10.24

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$10.86

Class B:
Net Asset Value and offering price per share ($12,766,731 ÷ 1,305,139 shares outstanding; 100,000,000 shares authorized)	$9.78 (a)

Class C:
Net Asset Value and offering price per share ($57,380,780 ÷ 5,869,554 shares outstanding; 100,000,000 shares authorized)	$9.78 (a)

Class Y:
Net Asset Value, offering, and redemption price per share ($33,755,637 ÷ 3,191,305 shares outstanding; 100,000,000 shares authorized)	$10.58

(a) Redemption price varies based on the length of time held.

Statement of Operations For the Year Ended October 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $91,051)	$1,523,331
Interest	86,464

Total Investment Income	1,609,795

Expenses:
Investment advisory fees	1,829,496
Distribution fees — Class AAA	577
Distribution fees — Class A	450,751
Distribution fees — Class B	145,145
Distribution fees — Class C	532,367
Shareholder services fees	309,184
Legal and audit fees	83,656
Registration expenses	55,479
Custodian fees	54,249
Shareholder communications expenses	41,287
Directors’ fees	39,057
Accounting fees	28,790
Interest expense	304
Miscellaneous expenses	28,890

Total Expenses	3,599,232

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(179)
Custodian fee credits	(893)

Total Reductions and Credits	(1,072)

Net Expenses	3,598,160

Net Investment Loss	(1,988,365)

Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investments	3,096,759
Net realized gain on foreign currency transactions	78,828

Net realized gain on investments and foreign currency transactions	3,175,587

Net change in unrealized depreciation:
on investments	20,861,533
on foreign currency translations	263,855

Net change in unrealized depreciation on investments and foreign currency translations	21,125,388

Net Realized and Unrealized Gain on Investments and Foreign Currency	24,300,975

Net Increase in Net Assets Resulting from Operations	$22,312,610

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income/(loss)	$(1,988,365)	$677,724
Net realized gain/(loss) on investments and foreign currency transactions	3,175,587	(56,545,212)
Net change in unrealized depreciation on investments and foreign currency translations	21,125,388	71,245,534

Net Increase in Net Assets Resulting from Operations	22,312,610	15,378,046

Distributions to Shareholders:
Net investment income
Class A	(469,163)	—
Class C	(31,292)	—
Class Y	(215,495)	—

	(715,950)	—

Net realized gain
Class A	(94,003)	(7,325,284)
Class B	(19,485)	(1,901,111)
Class C	(62,584)	(4,942,792)
Class Y	(25,461)	(2,055,347)

	(201,533)	(16,224,534)

Total Distributions to Shareholders	(917,483)	(16,224,534)

Capital Share Transactions:
Class AAA	548,467	—
Class A	42,092,790	(37,036,396)
Class B	(5,233,469)	(6,666,300)
Class C	1,317,154	(12,759,560)
Class Y	8,839,302	(7,461,314)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	47,564,244	(63,923,570)

Redemption Fees	8,308	13,260

Net Increase/(Decrease) in Net Assets	68,967,679	(64,756,798)
Net Assets:
Beginning of period	160,143,734	224,900,532

End of period (including undistributed net investment income of $0 and $716,101, respectively)	$229,111,413	$160,143,734

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss)									Ratios to Average Net Assets/
		from Investment Operations			Distributions						Supplemental Data
														Operating
			Net											Expenses
			Realized						Net					Net
	Net Asset	Net	and	Total		Net			Asset		Net Assets,	Net		of Waivers/
	Value,	Investment	Unrealized	from	Net	Realized			Value,		End of	Investment		Reimbursements/		Portfolio
Period Ended	Beginning	Income	Gain (Loss) on	Investment	Investment	Gain on	Total	Redemption	End of	Total	Period	Income		Reductions		Turnover
October 31	of Period	(Loss)(a)	Investments	Operations	Income	Investments	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	(Loss)(c)		(d)(e)(f)		Rate
Class AAA
2010 (g)	$9.60	$(0.05)	$0.70	$0.65	—	—	—	$0.00	$10.25	6.77%	$571	(0.80)	%(h)	1.51	%(h)	228%

Class A
2010	$9.13	$(0.09)	$1.26	$1.17	$(0.05)	$(0.01)	$(0.06)	$0.00	$10.24	12.93%	$124,637	(0.90)%		1.71%		228%
2009	8.66	0.05	1.16	1.21	—	(0.74)	(0.74)	0.00	9.13	16.09	71,935	0.59		1.74		97
2008	13.17	0.02	(3.64)	(3.62)	—	(0.89)	(0.89)	0.00	8.66	(29.16)	111,249	0.16		1.86		130
2007	12.75	0.09	1.18	1.27	(0.26)	(0.59)	(0.85)	0.00	13.17	10.52	401,709	0.68		1.70		216
2006	11.62	0.23	1.43	1.66	(0.11)	(0.42)	(0.53)	0.00	12.75	14.73	289,464	1.84		1.66		227

Class B
2010	$8.72	$(0.13)	$1.20	$1.07	—	$(0.01)	$(0.01)	$0.00	$9.78	12.29%	$12,767	(1.41)%		2.26%		228%
2009	8.35	0.01	1.10	1.11	—	(0.74)	(0.74)	0.00	8.72	15.43	16,280	0.08		2.29		97
2008	12.79	(0.04)	(3.51)	(3.55)	—	(0.89)	(0.89)	0.00	8.35	(29.53)	22,641	(0.37)		2.41		130
2007	12.39	0.04	1.14	1.18	$(0.19)	(0.59)	(0.78)	—	12.79	9.96	48,688	0.25		2.25		216
2006	11.31	0.15	1.39	1.54	(0.04)	(0.42)	(0.46)	0.00	12.39	14.02	53,665	1.27		2.21		227

Class C
2010	$8.72	$(0.13)	$1.21	$1.08	$(0.01)	$(0.01)	$(0.02)	$0.00	$9.78	12.36%	$57,381	(1.43)%		2.26%		228%
2009	8.35	0.00 (b)	1.11	1.11	—	(0.74)	(0.74)	0.00	8.72	15.43	50,096	0.02		2.29		97
2008	12.80	(0.04)	(3.52)	(3.56)	—	(0.89)	(0.89)	0.00	8.35	(29.55)	62,243	(0.37)		2.41		130
2007	12.40	0.03	1.15	1.18	(0.19)	(0.59)	(0.78)	0.00	12.80	9.96	176,766	0.16		2.25		216
2006	11.31	0.15	1.40	1.55	(0.04)	(0.42)	(0.46)	0.00	12.40	14.11	143,711	1.28		2.21		227

Class Y
2010	$9.42	$(0.04)	$1.30	$1.26	$(0.09)	$(0.01)	$(0.10)	$0.00	$10.58	13.49%	$33,755	(0.44)%		1.26%		228%
2009	8.87	0.09	1.20	1.29	—	(0.74)	(0.74)	0.00	9.42	16.64	21,833	1.05		1.29		97
2008	13.48	0.07	(3.73)	(3.66)	—	(0.95)	(0.95)	0.00	8.87	(28.88)	28,768	0.63		1.41		130
2007	13.04	0.16	1.20	1.36	(0.33)	(0.59)	(0.92)	0.00	13.48	11.01	106,487	1.15		1.25		216
2006	11.88	0.29	1.45	1.74	(0.16)	(0.42)	(0.58)	0.00	13.04	15.23	81,816	2.34		1.21		227

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	Net investment income (loss) ratios do not include a reduction for fees paid indirectly. Including such reduction for fees paid indirectly, the net investment income (loss) ratios for the years ended October 31, 2007 and 2006 would have been 0.72% and 1.87% (Class A), 0.29% and 1.30% (Class B), 0.20% and 1.31% (Class C), and 1.19% and 2.38% (Class Y), respectively. For the year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the years ended October 31, 2010 and 2009 there were no fees paid indirectly.

(d)	The operating expense ratios do not include a reduction of expense for fees paid indirectly. Including such reduction for fees paid indirectly, the expense ratios for the years ended October 2007 and 2006 would have been 1.66% and 1.63% (Class A), 2.21% and 2.18% (Class B and Class C), and 1.21% and 1.18% (Class Y), respectively. For the year ended October 31, 2008, the effect of the fees paid indirectly was minimal. For the years ended October 31, 2010 and 2009 there were no fees paid indirectly.

(e)	The Fund incurred interest expense during the year ended October 31, 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.79% (Class A), 2.34% (Class B and Class C), and 1.34% (Class Y), respectively. For the years ended October 31, 2010 and 2009, the effect of interest expense was minimal.

(f)	If operating expenses were shown gross of any waivers/reimbursements/reductions, the effect would be minimal.

(g)	From the commencement of offering Class AAA Shares on February 26, 2010 through October 31, 2010.

(h)	Annualized.
See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements
1. Organization. The Gabelli Enterprise Mergers and Acquisitions Fund, formerly the AXA Enterprise Mergers and Acquisitions Fund, is a series of the Gabelli 787 Fund, Inc. (the “Corporation”), which was organized in Maryland on February 28, 2001. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its primary objective is capital appreciation.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of October 31, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 10/31/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care
Biotechnology	$2,980,788	$—	$44,000	$3,024,788
Other Industries (a)	16,931,013	—	—	16,931,013
Consumer Discretionary
Media	6,369,457	—	0	6,369,457
Other Industries (a)	4,086,518	—	—	4,086,518
Utilities
Independent Power Producers and Energy Traders	887,560	—	0	887,560
Other Industries (a)	6,079,996	—	—	6,079,996
Other Industries (a)	110,466,739	—	—	110,466,739

Total Common Stocks	147,802,071	—	44,000	147,846,071

Rights (a)	24,530	—	—	24,530

Warrants:
Consumer Discretionary
Media	—	—	1	1
Utilities
Independent Power Producers and Energy Traders	131	—	—	131

Total Warrants	131	—	1	132

U.S. Government Obligations	—	78,565,854	—	78,565,854

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$147,826,732	$78,565,854	$44,001	$226,436,587

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
The Fund did not have significant transfers between Level 1 and 2 during the year ended October 31, 2010.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
									during the
									period on
				Change in					Level 3
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	investments
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	held at
	10/31/09	(premiums)	(loss)	depreciation	(sales)	Level 3††	Level 3††	10/31/10	10/31/10†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care
Biotechnology	$44,000	$—	$—	$—	$—	$—	$—	$44,000	$—
Consumer Discretionary
Media	0	—	—	—	—	—	—	0	—
Utilities
Independent Power Producers and Energy Traders	0	—	—	—	—	—	—	0	—

Total Common Stocks	44,000	—	—	—	—	—	—	44,000	—

Warrants:
Consumer Discretionary
Media	0	—	—	1	—	—	—	1	1

TOTAL INVESTMENTS IN SECURITIES	$44,000	$—	$—	$1	$—	$—	$—	$44,001	$1

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at October 31, 2010, if any, are not accounted for as hedging instruments under GAAP.
     Swap Agreements. The Fund may enter into swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. During the year ended October 31, 2010, the Fund had no investments in swap agreements.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended October 31, 2010, the Fund had no investments in forward foreign exchange contracts.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest not more than 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The fund held no restricted or illiquid securities at October 31, 2010.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends that are recorded as soon as the Fund is informed of the dividend.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the net asset value (the “NAV”) per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits that are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses and a write-off of the current year net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended October 31, 2010, reclassifications were made to decrease accumulated net investment loss by $1,966,668 and to decrease accumulated net realized loss on investments and foreign currency transactions by $135,861, with an offsetting adjustment to paid-in capital.
The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$917,483	$5,409,759
Net long-term capital gains	—	10,814,775

Total distributions paid	$917,483	$16,224,534

Provision For Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
As of October 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(54,505,517)
Net unrealized depreciation on investments and foreign currency transactions	(14,019,158)

Total	$(68,524,675)

At October 31, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $54,505,517 which is available to reduce future required distributions of net capital gains to shareholders through 2017.
During the year ended October 31, 2010, the Fund utilized capital loss carryforwards of $2,436,854.
At October 31, 2010, the difference between book and tax basis unrealized depreciation was primarily due to deferral of losses on wash sales for tax purposes and mark-to-market adjustments on investments in passive foreign investment companies.
The following summarizes the tax cost of investments and the related net unrealized depreciation at October 31, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$240,713,677	$9,415,745	$(23,692,835)	$(14,277,090)
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended October 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of October 31, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended October 31, 2007 through October 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $1 Billion	0.935%
Next $1 Billion	0.910%
Next $3 Billion	0.885%
Next $5 Billion	0.860%
Thereafter	0.835%

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.
The Adviser contractually agreed to make payments or waive its fees to limit the expenses of the Fund until March 10, 2010 (“Expense Limitation Agreement”). The annualized total operating expenses (exclusive of brokerage commissions, interest, taxes, capitalized expenses, expenses of other investment companies in which the Fund invests, and extraordinary expenses) for the Fund were limited to the following based on annual average daily net assets: Class A Shares 1.90%, Class B Shares 2.45%, Class C Shares 2.45%, and Class Y Shares 1.45%. There were no expense limitations for Class AAA. At October 31, 2010, no expense reimbursements were due to the Adviser. At October 31, 2010, the Adviser was not entitled to any recoverable amount from the Fund under the Expense Limitation Agreement.
The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser has transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended October 31, 2010, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $179.
4. Distribution Plan. The Fund’s Board has adopted a distribution agreement and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser, serves as Distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Co. at annual rates of 0.25%, 0.45%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y shares do not participate in the Plan and pay no distribution fees.
5. Portfolio Securities. Purchases and sales of securities for the year ended October 31, 2010, other than short-term securities and U.S. Government obligations, aggregated $314,466,772 and $303,742,321, respectively.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
6. Transactions with Affiliates. During the year ended October 31, 2010, the Fund paid brokerage commissions on security trades of $259,733 to Gabelli & Co. Additionally, Gabelli & Co. informed the Fund that it retained $82,192 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
Effective March 11, 2010, the cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. From March 11, 2010 through October 31, 2010, the Fund paid or accrued $28,790 to the Adviser in connection with the cost of computing the Fund’s NAV.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended October 31, 2010, there were no borrowings outstanding under the line of credit.
8. Capital Stock. The Fund offers five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class Y Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%, effective November 4, 2009. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Co. Class AAA Shares and Class Y Shares are offered to qualified investors without a sales charge. Class AAA Shares were first offered on February 26, 2010.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the years ended October 31, 2010 and 2009 amounted to $8,308 and $13,260, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	October 31, 2010		October 31, 2009
	Shares	Amount	Shares	Amount
Class AAA*
Shares sold	67,341	$665,134	—	—
Shares redeemed	(11,552)	(116,667)	—	—

Net increase	55,789	$548,467	—	—

Class A
Shares sold	7,978,586	$78,186,857	2,224,659	$18,594,524
Shares issued upon reinvestment of distributions	50,208	485,005	880,648	6,402,330
Shares redeemed	(3,739,635)	(36,579,072)	(8,065,974)	(62,033,250)

Net increase/(decrease)	4,289,159	$42,092,790	(4,960,667)	$(37,036,396)

Class B
Shares sold	336	$3,083	38,039	$284,092
Shares issued upon reinvestment of distributions	1,638	15,185	211,317	1,475,515
Shares redeemed	(564,023)	(5,251,737)	(1,093,677)	(8,425,907)

Net decrease	(562,049)	$(5,233,469)	(844,321)	$(6,666,300)

Class C
Shares sold	1,417,795	$13,408,799	516,823	$3,990,913
Shares issued upon reinvestment of distributions	7,112	65,926	480,101	3,351,102
Shares redeemed	(1,302,497)	(12,157,571)	(2,703,697)	(20,101,575)

Net increase/(decrease)	122,410	$1,317,154	(1,706,773)	$(12,759,560)

Class Y
Shares sold	1,965,328	$19,868,579	683,376	$5,760,958
Shares issued upon reinvestment of distributions	16,753	166,529	182,938	1,368,378
Shares redeemed	(1,108,918)	(11,195,806)	(1,789,746)	(14,590,650)

Net increase/(decrease)	873,163	$8,839,302	(923,432)	$(7,461,314)

*	From the commencement of offering Class AAA Shares on February 26, 2010.
9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Gabelli Enterprise Mergers and Acquisitions Fund
Notes to Financial Statements (Continued)
10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010, the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund
Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of
Gabelli Enterprise Mergers and Acquisitions Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gabelli Enterprise Mergers and Acquisitions Fund (a series of The 787 Fund, Inc. and hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, NY
December 17, 2010

Gabelli Enterprise Mergers and Acquisitions Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Enterprise Mergers and Acquisitions Fund at One Corporate Center, Rye, NY 10580-1422.

	Term of	Number of
Name, Position(s)	Office and	Funds in Fund
Address[1]	Length of	Complex Overseen	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	by Director	During Past Five Years	Held by Director[4]
INTERESTED DIRECTORS[3]:

Regina M. Pitaro Director Age: 55	Since 2008	1	Managing Director and Director of GAMCO Asset Management, Inc.	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 74	Since 2008	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Director Age: 72	Since 2008	18	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Director Age: 66	Since 2008	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics)

Arthur V. Ferrara Director Age: 80	Since 2008	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Kuni Nakamura Director Age: 42	Since 2008	9	President of Advanced Polymer, Inc.	—

Salvatore J. Zizza Director Age: 64	Since 2008	28	Chairman of Zizza & Company, Ltd. (consulting)	Director of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services) Director & CEO General Employment Enterprises Inc. (staffing).

Gabelli Enterprise Mergers and Acquisitions Fund
Additional Fund Information (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert President and Secretary Age: 58	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009, Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Ms. Pitaro is considered an “interested person” because of her affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2010 TAX NOTICE TO SHAREHOLDERS (Unaudited)
For the year ended October 31, 2010, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short-term capital gains) totaling $0.066, $0.011, $0.017, and $0.104 per share for Class A, Class B, Class C, and Class Y, respectively. For the year ended October 31, 2010, 78.05% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 78.05% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.76% and 21.95% of the ordinary income distribution as qualified interest income and qualified short-term gain, respectively, pursuant to the American Jobs Creation Act of 2004.
U.S. Government Income:
The percentage of the ordinary income distribution paid by the Fund during the year ended October 31, 2010, which was derived from U.S. Treasury securities was 1.28%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Enterprise Mergers and Acquisitions Fund did not meet this strict requirement in 2010. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

GABELLI FAMILY OF FUNDS
VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Team Managed
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
SMALL CAP VALUE
Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities — market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
SPECIALTY EQUITY
GAMCO Global Convertible Securities Fund
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world — targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
MERGER AND ARBITRAGE
Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Managers: Charles L. Minter
Martin Weiner, CFA
FIXED INCOME
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark Freeman, CFA
CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.
To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

Gabelli Enterprise Mergers and
Acquisitions Fund
A Portfolio of the Gabelli 787 Fund, Inc.
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors

Anthony J. Colavita	Kuni Nakamura
President	President of
Anthony J. Colavita, P.C.	Advanced Polymer, Inc.

James P. Conn	Regina M. Pitaro
Former Managing Director	Managing Director and
and Chief Investment Officer	Director of GAMCO Asset
Financial Security Assurance	Management Inc.
Holdings Ltd.

Vincent D. Enright	Salvatore J. Zizza
Former Senior Vice President	Chairman
and Chief Financial Officer	Zizza & Co., Ltd.
KeySpan Corp.

Arthur V. Ferrara
Former Chairman and
Chief Executive Officer
Guardian Life Insurance
Company of America
Officers

Bruce N. Alpert	Peter D. Goldstein
President and Secretary	Chief Compliance Officer

Agnes Mullady
Treasurer
Distributor
Gabelli and Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Paul, Hastings, Janofsky & Walker LLP

This report is submitted for the general information of the shareholders of Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q410AR
¶ ¶ ¶ ¶ ¶
Gabelli Enterprise Mergers and Acquisitions Fund
Morningstar® rated the Gabelli Enterprise Mergers and Acquisitions Fund Class AAA Shares 5 stars overall and 5 stars for the three and five year periods ended October 31, 2010 among 368, 368, and 303 Mid-Cap Blend funds, respectively.
ANNUAL REPORT
OCTOBER 31, 2010

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that James Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,800 in 2009 and $18,696 in 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2009 and $0 in 2010.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,200 in 2009 and $3,700 in 2010.

Tax fees include amounts related to tax compliance, tax reporting and tax planning.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2009 and $0 in 2010.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) 100%
(c) 100%
(d) 100%
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2009 and $0 in 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Gabelli 787 Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 12/27/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 12/27/10

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer

Date 12/27/10

*	Print the name and title of each signing officer under his or her signature.